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                                                                    EXHIBIT 99.2


                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (the "Agreement") is entered into this 4th day of January, 1999 between Florida Curbing, Inc., a Florida corporation, (the "Acquiror"), Wazooski Express, Inc.,a Michigan corporation (the "Merging Company") and Wicklund Holding Company, a Delaware corporation ("WHC"), which is the parent of the Merging Company.

     The parties to this Agreement agree as follows:

                                   ARTICLE I

                                     MERGER

     Section 1.1 The Merger. At the Effective Time (as hereinafter defined), the Merging Company shall be merged with and into Acquiror pursuant to the terms and conditions set forth in this Agreement (the "Merger") under (S)(S) 607.1101, 607.1103, 607.1105, 607.1106 and 607.1107 of the Florida Statutes Annotated and
(S)(S) 450.1701, 450.1703a, 450.1707, 450.1712, 450.1724 and 450.1735 of the
Michigan Compiled Laws Annotated. Acquiror shall continue as the surviving corporation (the "Surviving Corporation"), and the separate corporate existence of the Merging Company shall cease. Acquiror and the Merging Company are sometimes referred to in this Agreement as the "Constituent Corporations" of the Merger.

     Section 1.2 Effective Time. As soon as practicable after satisfaction or waiver of all conditions to the Merger, a certificate of merger and all other requisite filings with respect to the Merger shall be filed and recorded in accordance with the laws of the States of Michigan and Florida. The Merger shall be effective at such time as the certificate of merger is duly and properly endorsed by the Department of Commerce, Corporation, Securities and Land Development Bureau, Corporation Division, of the State of Michigan and the Department of State of the State of Florida or at such later time as is specified in the certificate of merger (the "effective time").

     Section 1.3 Articles of Incorporation. The Articles of Incorporation of Acquiror in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

     Section 1.4 Bylaws. The Bylaws of Acquiror in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

     Section 1.5 Directors and Officers. From and after the Effective Time, until successors are elected or appointed, the directors and officers of Acquiror shall be:

                   James N. Turek, President, Treasurer and Director Rudy T. Polselli, Vice President and Director
                   Gary G. Bal, Secretary and Director


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     Section 1.6  Corporate Organization.  As the Surviving Corporation,
Acquiror's separate corporate existence, with all its purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Merger. The Acquiror shall succeed to all the properties and assets of the Constituent Corporations and to all the debts, choses in action and other interests due or belonging to the Constituent Corporations and shall be subject to, and responsible for, all the debts, liabilities and duties of the Constituent Corporations with the effect set forth under the laws of the State of Florida.

                                   ARTICLE II

                              CONVERSION OF SHARES

     Section 2.1  Conversion.  At the Effective Time:

          (a) Each of the 500 shares of common stock of the Acquiror (the "Common Shares") that are outstanding immediately prior to the Effective Time shall by virtue of the Merger be converted into the right to receive one thousand dollars ($1,000) in cash for an aggregate for each of the 500 Common Shares or five hundred thousand dollars ($500,000.00), for all 500 Common Shares, due under 90-day promissory notes, without interest, which 90-day period shall commence to run at the Effective Time of the Merger, plus 2000 shares of unregistered common stock of WHC, par value $.05 per share, for each of the Common Shares, or one million (1,000,000) such shares of WHC common stock after a .1448 for 1 reverse split, in exchange for an aggregate of all 500 Common Shares, (the "Merger Consideration"). WHC is the sole owner of all of the outstanding capital stock of the Merging Company, whose stock will be cancelled in the Merger. The aforesaid 90-day promissory notes shall be secured by the Common Shares, with the understanding that the sole remedy of the shareholders of the Acquiror on enforcing said notes shall be for not less than all of them to foreclose after giving WHC 45 days written notice of a default on paying said notes, whereby it will reacquire all 500 Common Shares that are being exchanged in the Merger with the simultaneous cancellation of both the aforesaid 1,000,000 shares, of WHC's common stock and said notes that they received in the exchange in the Merger, with no further claims on either side with respect to the Merger, which shall become void as a result thereof. Pending payment of the aforesaid promissory notes, the assets of FCI shall remain under the control of Rudolph T. Polselli, Jr. and Gary G. Bal.

          (b) Each of the 1000 shares of common stock of the Merging Company that are outstanding and owned by WHC immediately prior to the Effective Time shall by virtue of the Merger be forthwith converted into 1/2 share or an aggregate of 500 Common Shares of the Acquiror, after which, the 1000 shares shall be cancelled and cease to be outstanding thereafter, without payment of any other consideration therefor.

     Section 2.2 Surrender of Shares. Promptly after the Effective Time, the Acquiror

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shall deliver to each holder of a certificate (a "Certificate") representing its
Common Shares that were converted into the right to receive the Merger Consideration as set forth in Section 2.1(a) of this Agreement, a letter of transmittal and/or instructions for use in surrendering Certificates for Common Shares of Acquiror therefor. After the Effective Time, each such holder shall be entitled, upon surrender of a Certificate (together with such letter of transmittal duly executed and such other documents as may be required by such letter) to WHC, to receive 90-day promissory notes for cash and shares of WHC common stock in the amounts provided in Section 2.1(a) of this Agreement. Until so surrendered, each Certificate shall, upon and after the Effective Time, be deemed for all purposes to represent and evidence only the right to receive 90-day promissory notes for cash and shares of WHC common stock in the amounts provided in Section 2.1(a) of this Agreement. No interests shall accrue or be payable with respect to any payment provided in this Section 2.2. If such cash is to be paid to a person other than the person in whose name a Certificate is registered, it shall be a condition of payment that the Certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment either, (i) pay to the WHC any transfer or other tax required by reason of the payment to a person other than the registered holder of the certificate surrendered, or (ii) establish to the satisfaction of WHC that such tax has been paid or is not payable. WHC shall be authorized to pay the cash attributable to any Certificate theretofore issued which has been lost or destroyed, upon receipt of satisfactory evidence of ownership of the Common Shares formerly represented thereby and of appropriate indemnification. From and after the Effective Time, the holders of Certificates shall cease to have rights with respect to any Shares represented thereby except as otherwise provided in this Agreement or by law.

     Section 2.3 Payment. The amount to be paid hereunder shall be paid by WHC under the 90-day promissory notes, upon compliance by the person entitled to payment with all requirements set forth in this Agreement or otherwise required to effect the payment.

     Section 2.4 No Further Transfers. At the Effective Time, the stock transfer books of the Constituent Corporations shall be closed for transfers of any Common Shares, and no transfer shall thereafter be made.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF WHC AND
                              THE MERGING COMPANY

     WHC and the Merging Company represent and warrant that:

     Section 3.1 Organization and Good Standing. WHC is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware and the Merging Company is a duly incorporated and validly existing corporation under the laws of the State of Michigan. Both of these corporations have all corporate powers, material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and are duly qualified to do business and are in good standing in each jurisdiction in

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which they conduct their respective businesses or own or lease property requiring such qualification, except in those jurisdictions where the failure to be so qualified would not a material adverse effect on the business, financial condition or results of their operations (a "Material Adverse Effect").

     Section 3.2 Authorization; Bonding Agreement. WHC and the Merging Company have the corporate power and authority to execute and deliver this Agreement. This Agreement has been duly authorized, executed and delivered by them and constitutes their valid and binding agreement that is enforceable in accordance with its terms, subject to consummation of the Merger once adoption of the Agreement by the Acquiror's shareholders in accordance with applicable law.

     Section 3.3 Absence of Breach. The execution and delivery of this Agreement does not, and the performance by WHC and the Merging Company of their obligations under this Agreement and the consummation of the transactions contemplated by this Agreement will not, contravene or constitute a default, or an event that with notice or lapse of time or both would constitute a default, under any provision of applicable law or regulation or of their Certificate or Articles of Incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon them or result in the creation or imposition of any lien on any asset of theirs or cause a suspension or revocation of any license, authorization, consent or approval that they currently hold or cause or create any right of termination or acceleration of any of their obligations which, singly or in the aggregate, could have a Material Adverse Effect.

     Section 3.4 Consent. The execution and delivery of this Agreement does not, and the performance by WHC and the Merging Company of their obligations under this Agreement and the consummation of the transactions contemplated by this Agreement will not require any action by or in respect of, or filing with, any governmental body, agency or official or any other person other than (a) filing of the Certificate of Merger pursuant to applicable requirements under the laws of the States of Delaware or Michigan, and (b) such other actions or findings which have been taken or made or which, if not taken or made, will not prohibit consummation of the transactions contemplated by this Agreement and could not, singly or in the aggregate, have a Material Adverse Effect.

     Section 3.5 Authorized and Outstanding Capital Stock of Merged Company and WHC. The Merged Company has 60,000 shares of common stock authorized, of which 1000 are outstanding. It has no other class of capital stock authorized. WHC has 20,000,000 shares of its common stock authorized. It has no other shares of capital stock authorized. All outstanding shares of common stock of the Merging Company are entitled to vote on the Merger.

                                 ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

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          The Acquiror represents and warrants that:

          Section 4.1 Organization and Good Standing. The Acquiror is a duly incorporated and validly existing corporation in good standing under the laws of the State of Florida.

          Section 4.2 Authorization; Binding Agreement. The Acquiror has the corporate power and authority to execute and deliver this Agreement. This Agreement has been duly authorized, executed and delivered by the Acquiror, enforceable in accordance with its terms, subject with respect to consummation of the Merger to the adoption of this Agreement by the Acquiror's shareholders.

          Section 4.3 Absence of Breach. The execution and delivery of this Agreement does not, and the performance by the Acquiror of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement will not, contravene, breach, violate, or constitute a default under any provision of applicable law or regulation or of the Articles of Incorporation or By-laws of the Acquiror or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Acquiror or result in the creation or imposition of any lien on any asset of the Acquiror, or cause or create any right of termination or acceleration of any obligation of the Acquiror which, singly or in the aggregate, could have a Material Adverse Effect on the Acquiror or the consummation of the transactions contemplated by this Agreement.

          Section 4.4 Consents. The execution and delivery of this Agreement does not, and the performance by the Acquiror of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement will not, require any action by or in respect of, or filing with, any governmental body, agency or official or any other person, other than (a) filing of the Certificate of Merger pursuant to applicable requirements under the laws of the States of Michigan and Florida and (b) such other actions and filings which have been taken or made or which, if not taken or made, could not, singly or in the aggregate, have a Material Adverse Effect on the Acquiror.

          Section 4.5 No Prior Activities. Acquiror has not incurred, directly or indirectly, any liability or obligations, except (I) those set forth on its balance sheet as of December 31, 1998, (ii) those incurred in the ordinary course of business since the date of such balance sheet or (iii) those set forth on Schedule 4.5 hereto.

          Section 4.6 Capitalization. As of the date of this Agreement, the Acquiror's authorized capital stock consists of 500 shares of common stock. There are no other classes of equity securities of the Acquiror authorized, and there are 500 common shares outstanding. All of such shares have been duly authorized, validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, commitments or other agreements of any character to which the Acquiror is a party or by which it is bound whereby the Acquiror is obligated to issue any of its shares of capital stock or securities convertible into capital stocks.

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          Section 4.7   Financial Statements, Construction Contracts and Asset
Descriptions, Including Leased Properties. The financial statements and construction contracts and orders furnished thereunder to WHC and the asset descriptions of Acquiror are true and correct and comply with generally accepted accounting principles.

          Section 4.8 Lack of Litigation or Threats Thereof. There are no pending threatened suits or arbitration proceedings, material breaches of warranties or disputes, injunctions, outstanding liens or contracts, settlements or outstanding court orders that exist, which pose material risks to the business, finances and/or operations of Acquiror.

          Section 4.9 Disclosure of Material Facts. Acquiror has delivered copies of and disclosed in writing to WHC all risks regarding matters and facts that may have a material adverse impact on its business and its prospects, including all those matters required to be disclosed in a securities transaction under Rule 10b-5 under the Securities Exchange Act of 1934, as amended.

          Section 4.10 Securities Issuances, Liens, Restrictions and Lending Agreements. Acquiror has disclosed and delivered copies to WHC of all of its loans, securities, warrant and option issuances and promises and agreements with respect to arrangements of that general type, as well as all liens, mortgages, notes, financing statements, security agreements, positive and negative restrictions and covenants imposed upon itself, directly or indirectly, as well as all of its lending and financing agreements and note obligations.

          Section 4.11 Collective Bargaining Agreements, Employment Agreements and Employee Benefit Plans. Acquiror has delivered all employment agreements, collective bargaining agreements and employee benefit plans and arrangements to WHC.

          Section 4.12 Outstanding Capital Stock of the Acquiror. The Acquiror has 500 shares of common stock authorized and outstanding. It has no other shares of capital stock authorized. All outstanding shares of common stock of the Acquiror are entitled to vote on the Merger.

                                   ARTICLE V

                                   COVENANTS

          Section 5.1 Best Efforts To Consummate Merger. Subject to the terms and conditions of this Agreement, each of the parties to this Agreement shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement.

          Section 5.2 Operation in Ordinary Course. From the date of this Agreement until the Effective Time, the Acquiror shall operate its business only in the ordinary course and, without

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the prior written consent of WHC, shall not engage in any other businesses, acquire any other businesses or any interest therein, or sell any assets (other than in the ordinary course) or any shares of capital stock, nor make commitments or enter agreements to do any of the foregoing.

                                   ARTICLE VI

                                   CONDITIONS

     Section 6.1  Conditions to Each Party's Obligation to Effect the
Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject, at or prior to the Effect Time, to approval of this Agreement and the Merger by the Constituent Corporation's shareholders in accordance with provisions of applicable law.

     Section 6.2 Additional Conditions to Obligations of the Constituent Corporation's Effect the Merger. The obligation of the Constituent Corporation's effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

          (a) They shall have performed in all material respects it obligations as set forth in this Agreement that are required to be performed at or prior to the effective Time;

          (b) Their representations and warranties set forth in this Agreement shall be true and correct on and as of the Effective Time as if made on and as of such date; and

          (c) There shall not be any statute, rule or regulation promulgated, enacted or deemed applicable making it illegal for them to consummate the Merger or any order, judgment, decree or ruling by any foreign or domestic court or governmental body enjoining either of them or WHC from consummating the Merger.

          (d) WHC shall have received, or arrangements shall have been made to enable WHC to receive, sufficient monies, as of the Effective Time, to make all payments due to be made by it pursuant to Section 2.1(a) and 2.2 of this Agreement.

     Section 6.3 Presence of Key Employment Agreements with Noncompetition Arrangements in Acquiror. Acquiror shall have employment agreements with Rudolph
T. Polselli, Jr., Gary G. Bal and any other key people with non-competition agreements in the event of employment termination on terms acceptable to WHC and shall deliver copies of all such items to WHC no later than 30 days prior to the Effective Time of the Merger. Shares of WHC common stock included in the Consideration shall secure WHC against any losses of Acquiror's business as a result of breach of these agreements, so long as they are uncancelled and unsold by the aforesaid people, providing WHC all rights of a secured creditor under the laws of the State of Florida after the Effective Time of the Merger .

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                                  ARTICLE VII

                                  TERMINATION

     Section 7.1 Termination. This Agreement may be terminated and the Merger abandoned (notwithstanding any approval of either Constituent Corporation or their shareholders) prior to the Effective Time as set forth below:

          (a) By mutual written consent of the respective Boards of Directors of the Constituent Corporations;

          (b) By either the Constituent Corporations, if the Effective Time shall not have occurred on or before April 1,1999; provided, however, that no party may terminate the Agreement under this Section 7.1(b) if the untruth or material incorrectness or incompleteness of any representation or warranty made by such party herein, or such party's failure to fulfill any obligation under this Agreement, shall have been the cause of or resulted in the failure of the Effective Time to occur on or before April 1, 1999;

          (c) By either the Constituent Corporation if there shall be any statute, rule or regulation promulgated, enacted or deemed applicable making it illegal for either of them to consummate the Merger or any order, judgment, decree or ruling by any domestic or foreign court or governmental body enjoining or any affiliate of from consummating the Merger and such order judgment, decree or ruling shall have become final and nonappealable.

     Section 7.2 Effect of Termination. In the event of the termination of this Agreement for reasons that are not attributable to the breach of this Agreement by either party to this Agreement, this Agreement shall thereafter become void and have no effect, and no party to this Agreement or any affiliate of a party to this Agreement shall have any liability to any other party to this Agreement or its shareholders, directors, officers or affiliates in respect of this Agreement or the Merger contemplated by this Agreement, except for the obligations of the parties hereto in Section 8.3 of this Agreement. Nothing contained in Section 7.1 of this Agreement or this Section 7.2 shall be construed to restrict the rights of the Constitute Corporations at law or equity if the other party breaches this Agreement.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1 Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument or certificate delivered pursuant to this Agreement delivered at or prior to the Effective Time shall survive the consummation of the

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Merger for a period of three (3) years.

     Section 8.2 Affiliate. For purposes of this Agreement, an "affiliate" of a person is any person who controls, is controlled by, or is under common control with, such person.

     Section 8.3 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this agreement shall be paid by the party incurring such costs and expenses.

     Section 8.4 Notices. All notices and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if, and when, delivered by messenger, transmitted by telex, telecopier or telegram or mailed by registered or certified mail, postage prepaid, as follows or to such other address as any party to this Agreement may specify to the other party to this Agreement in writing (such change of address to be effective only upon receipt of such notification in writing):

     If to the Merging Company:                    If to Acquiror:
     117 W. Hampton Corners                        1011 NW 52nd
     Lexington, Kentucky 40511                     Ft. Lauderdale, FL 33309


     Section 8.5 Amendment and Waiver. This Agreement may be amended or modified at any time by an agreement in writing between the parties to this Agreement, and any provision hereof may be waived in writing by the party against whom enforcement of such waiver is sought; provided, however, that after the adoption of this Agreement by the shareholder of the Merging Company, no amendment or waiver shall be made which changes the proposed Articles of incorporation or by-laws of the Acquiror, reduces the amount of consideration, to be received pursuant to Section 2.1 of this Agreement or which materially adversely affects the rights of the Acquiror's shareholders, without the approval of such shareholders.

     Section 8.6 Successors and Assigns. This Agreement may not be assigned by any party to this Agreement without the prior written consent of the other party.

     Section 8.7 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other party.

     Section 8.8 Entire Agreement. Except for the terms of the Subscription Agreements entered into between the shareholders of the Acquiror on the one hand and WHC or the other, which are incorporated herein by reference, this Agreement and the items represented hereunder by Acquiror sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated by this Agreement and supersedes all prior agreements, arrangements, negotiations and understandings relating to the subject matter of this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.

                              Merging Company, a Michigan corporation

                                    __________________________________
                         By:  James N. Turek
                              Its:  President


                              Acquiror, a Florida corporation

                                    __________________________________
                              By:   Rudolph T. Polselli, Jr.
                              Its:  President


                              Wicklund Holding Company


                                    __________________________________
                              By:   James N. Turek
                              Its:  Chairman

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